                                                                    Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Annual Report of Demegen, Inc. (the "Company") on Form 10-KSB for the year ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard D. Ekstrom, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Richard D. Ekstrom

Richard D. Ekstrom
Chief Executive Officer and
Chief Financial Officer

December 30, 2002


                                                                         Page 54